EXHIBIT 10.27



           FIRST ADDENDUM TO THIRD AMENDED AND RESTATED LOAN AGREEMENT


This First Addendum to Third Amended and Restated Loan Agreement (the "First Addendum") is entered into as of the ___ day of January, 2003, by and between John Deere Construction & Forestry Company ("JDCFC"), Deere Credit, Inc. ("Deere Credit"), and John Deere Company, a division of Deere & Company ("Deere & Company") (JDCFC, Deere Credit and Deere & Company are hereinafter collectively referred to as the "Lender") and RDO Agriculture Equipment Co. ("RDO Agriculture"), RDO Construction Equipment Co. ("RDO Construction"), RDO Financial Services Co. ("RDO Financial Services"), and RDO Material Handling Co. ("RDO Material Handling") (RDO Agriculture, RDO Construction, RDO Financial Services and RDO Material Handling are hereinafter collectively referred to as the "Borrower").

                                    RECITALS

WHEREAS, Lender and Borrower entered into that certain Third Amended and Restated Loan Agreement dated as of December 16, 2002 (the "Loan Agreement"); and

WHEREAS, Lender and Borrower wish to amend the Loan Agreement to further clarify certain provisions in the Loan Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained in this First Addendum, and other good and valuable consideration, the receipt and sufficiency of which is expressly acknowledged, the parties hereto agree as follows:

     1. Capitalized terms not defined in this First Addendum shall have the meaning provided to them in the Loan Agreement.

     2. All references to the term "Credit Line Certificate" are hereby amended to read "Borrowing Base and Credit Line Certificate".

     3. All references to the term "Eligible Receivables" are hereby amended to read "Eligible Trade Receivables".

     4. The definition of "Eligible Affiliate Receivables" is hereby amended to read in its entirety as follows:

     "Eligible Affiliate Receivables" shall mean receivables arising from the bona fide sale or lease of Eligible Inventory to Affiliates in an amount equal to the lesser of (i) seventy percent (70%) of the total amount of Eligible Affiliate Receivables, or (ii) Two Million Dollars ($2,000,000).

     5. The definition of "Eligible Government Receivables" is hereby amended to read in its entirety as follows:

     "Eligible Government Receivables" shall mean receivables arising from the bona fide sale or lease of Eligible Inventory with acceptable account debtors who are either municipal, county or state government entities with accounts that are less than ninety days old, other than unpaid settlements (commonly known as Code 3 shortages) in an amount equal to the lesser of
     (i) seventy percent (70%) of the total amount of Eligible Government Receivables, or (ii) Five Million Dollars ($5,000,000).

FIRST ADDENDUM TO
THIRD AMENDED AND RESTATED LOAN AGREEMENT

     6. The definition of "Eligible Material Handling Inventory" is hereby amended to read in its entirety as follows:

     "Eligible Material Handling Inventory" means machinery and equipment held for sale by the RDO Material Handling under valid manufacturer's dealer licenses in an amount equal to the lesser of (i) ninety five percent (95%) of Eligible Material Handling Inventory, or (ii) Two Million Dollars ($2,000,000).

     7. The first paragraph in Section 2 of the Loan Agreement entitled "Advances; Letter of Credit Advances" is hereby amended to read in its entirety as follows:

     Assuming no Event of Default has occurred and is continuing, Lender shall, until the Termination Date, make Advances to Borrower, up to an amount which when combined with all other outstanding Advances does not exceed the Maximum Borrowing Amount. Each Advance made under this Line of Credit shall be for an amount that shall not be less than One Hundred Thousand Dollars ($100,000).

     Requests for Advances (each, an "Advance Request") may be made to Lender by means of a document substantially in the form attached hereto as Exhibit B-1. In order to eliminate paperwork and facilitate the efficient processing of Advance Requests, Borrower and Lender further acknowledge and agree that: (a) Any communication intended to initiate an Advance Request, whether in writing, by telephone, by electronic data interchange ("EDI"), online services, electronic mail, the Internet, or by any other means, shall be treated as a request to Lender to advance the requested amount to Borrower; (b) Any Advance Request may be prepared, signed and/or stored in electronic form acceptable to Lender or converted by Lender from paper form to accurate electronic images for storage or reproduction, and such electronic documents shall be the controlling copy of that document for all legal purposes; (c) Borrower shall not object to the validity, admissibility or enforceability of documents because they were prepared, signed, stored or reproduced by electronic means; (d) Borrower may, from time to time, submit Advance Requests by sending an e-mail message to Lender at the following e-mail address: shareds79501c@JohnDeere.com (the "E-Mail Address"); (e) Lender may rely upon any Advance Request received at the E-Mail Address and any such Advance Request received by Lender shall be binding on Borrower; and (f) Lender will accept Advance Requests, at the E-Mail Address, from those employees of Borrower that (a) are listed on the authorized signature form on file with Lender, and (b) have a unique e-mail address, separate from the general e-mail address of Borrower.

     8. Except as expressly amended by this First Addendum, the terms and conditions of the Loan Agreement remain in full force and effect. This First Addendum constitutes the complete understanding of the parties hereto and supersedes all prior understandings of the parties relating to the matters discussed herein. This First Addendum may only be amended or modified by the terms of a written instrument signed by all parties hereto. This First Addendum shall be governed by and construed in accordance with the laws of the State of Iowa.


IN WITNESS WHEREOF, the parties hereto have executed this First Addendum effective as of the date first above written.



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LENDER:                                     BORROWER:

JOHN DEERE CONSTRUCTION                     RDO AGRICULTURE EQUIPMENT CO.
& FORESTRY COMPANY

By:     /s/ David A. Reuter                 By:     /s/ Thomas K. Espel
      ---------------------------                 ------------------------------

Name:   David A. Reuter                     Name:   Thomas K. Espel
      ---------------------------                 ------------------------------

Title:  Div. Fin. Mgr.                      Title:  Treasurer
      ---------------------------                 ------------------------------


JOHN DEERE COMPANY, A DIVISION OF           RDO CONSTRUCTION EQUIPMENT CO.
DEERE & COMPANY

By:     /s/ J.R. Spear                      By:     /s/ Thomas K. Espel
      ---------------------------                 ------------------------------

Name:   James R. Spear                      Name:   Thomas K. Espel
      ---------------------------                 ------------------------------

Title:  Mgr. Ag Fin                         Title:  Treasurer
      ---------------------------                 ------------------------------


DEERE CREDIT, INC.                          RDO FINANCIAL SERVICES CO.

By:     /s/ David A. Reuter                 By:     /s/ Thomas K. Espel
      ---------------------------                 ------------------------------

Name:   David A. Reuter                     Name:   Thomas K. Espel
      ---------------------------                 ------------------------------

Title:  Div. Fin. Mgr.                      Title:  Treasurer
      ---------------------------                 ------------------------------


                                            RDO MATERIAL HANDLING CO.

                                            By:     /s/ Thomas K. Espel
                                                  -----------------------------

                                            Name:   Thomas K. Espel
                                                  ------------------------------

                                            Title:  Treasurer
                                                  ------------------------------


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